                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   October 13, 2004
                                                  ------------------------------

                   Structured Asset Securities Corporation II
                   ------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Delaware                             333-100864                82-0569805
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission             (IRS Employer
of Incorporation)                    File Number)            Identification No.)

745 Seventh Avenue, New York, New York                           10019
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
                                                    ----------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 8- Other Events

Item 8.01  Other Events

     It is expected that on November 3, 2004, a single series of certificates, expected to be titled LB-UBS Commercial Mortgage Trust 2004-C7, Commercial
Mortgage Pass-Through Certificates, Series 2004-C7 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing
Agreement"), to be entered into by and among Structured Asset Securities
Corporation II as depositor (the "Registrant") and a master servicer, a special servicer and a trustee. It is expected that certain classes of the Certificates
(the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-111598) and sold to Lehman Brothers
Inc. and UBS Securities LLC (the "Underwriters"), pursuant to an underwriting agreement between the Registrant and the Underwriters.

     In connection with the expected sale of the Underwritten Certificates, the
Registrant has been advised that one or more prospective investors have been furnished with certain materials listed as Exhibit 99.1, that constitute
"Computational Materials" (as defined in the no-action letter made available May
20, 1994 issued by the Division of Corporation Finance of the Securities and
Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation
I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation
and the no-action letter made available May 27, 1994 issued by the Division of
Corporation Finance of the Commission to the Public Securities Association)
and/or "ABS Term Sheets" (as defined in the no-action letter made available
February 17, 1995 issued by the Division of Corporation Finance of the
Commission to the Public Securities Association).

     The materials attached hereto have been prepared and provided to the
Registrant with respect to the Underwritten Certificates. The information in such materials is preliminary and will be superseded by the final Prospectus
Supplement relating to the Underwritten Certificates and by any other similar information subsequently filed with the Commission. To the extent any materials previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the materials attached hereto, such previously filed materials are superseded by the materials attached hereto.

Section 9- Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

     Not applicable.

(b)  Pro forma financial information:

     Not applicable.

                                        2

(c)  Exhibits:

Exhibit No.    Description

99.1           Certain materials constituting Computational Materials and/or ABS
               Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.

                                        3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2004

                                                STRUCTURED ASSET SECURITIES
                                                CORPORATION II

                                                By: /s/ David Nass
                                                    ----------------------------
                                                    Name:  David Nass
                                                    Title: Senior Vice President

                                        4

                                  EXHIBIT INDEX
                                  -------------

                   The following exhibits are filed herewith:

Exhibit No.                                                         Page No.
-----------                                                         --------

99.1           Certain materials constituting Computational
               Materials and/or ABS Term Sheets prepared and
               disseminated in connection with the expected
               sale of the Underwritten Certificates.

                                        5